                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


        Date of Report (Date of earliest event reported): October 4, 2001

                               Novo Networks, Inc.
             (Exact name of registrant as specified in its charter)



           Delaware                       0-28579                75-2233445
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
incorporation)                                               Identification No.)



                300 Crescent Court, Suite 1760, Dallas, TX 75201
               (Address of principal executive offices (Zip Code)


               Registrant's telephone number, including area code:

                                 (214) 777-4100


          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS.

      On October 4, 2001, Novo Networks, Inc. issued a press release announcing that its principal operating subsidiaries - Novo Networks Operating Corp., AxisTel Communications, Inc., and e.Volve Technology Group, Inc. - filed a reorganization plan and disclosure statement with the U.S. Bankruptcy Court for the District of Delaware. The proposed plan contemplates a restructuring of debt and other financial obligations of the subsidiaries, while refocusing the surviving operating entity on e.Volve's existing international telecommunications services.

      The proposed disclosure statement has not been approved by the Bankruptcy Court, which has scheduled a hearing to consider approval of the proposed disclosure statement for November 5, 2001. In addition, approval of a plan of reorganization is subject to certain voting and confirmation requirements in accordance with the U.S. Bankruptcy Code.

      The Notice of Hearing, Proposed Disclosure Statement, Plan of Reorganization dated October 4, 2001 and the aforementioned press release are attached as Exhibits 2.1, 2.2, 2.3 and 99.1, respectively, to this Form 8-K and are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits.

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
Exhibit No.      Description
-----------      -----------

2.1              Notice of Hearing to Consider Approval of Disclosure Statement.

2.2 Proposed Disclosure Statement with respect to the Joint Plan by AxisTel Communications, Inc., its Affiliated Debtors and Novo Networks, Inc. dated October 4, 2001.

2.3 Joint Plan of Reorganization by and between AxisTel Communications, Inc., Novo Networks Global Services, Inc., Novo Networks International Services, Inc., e.Volve Technology Group, Inc., Novo Networks Operating Corp., Novo Networks Metro Services, Inc. (collectively, the debtors and debtors in possession), and Novo Networks, Inc. dated October 4, 2001.

99.1             Text of Press Release dated October 4, 2001.
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      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NOVO NETWORKS, INC.



Date: October 16, 2001                       /s/ DANIEL J. WILSON
                                             -----------------------------------
                                             Name:  Daniel J. Wilson
                                             Title: Chief Financial Officer
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                                Index to Exhibits


Exhibit No.      Description
-----------      -----------

2.1              Notice of Hearing to Consider Approval of Disclosure Statement.

2.2              Proposed Disclosure Statement with respect to the Joint Plan by
                 AxisTel Communications, Inc., its Affiliated Debtors and Novo
                 Networks, Inc. dated October 4, 2001.

2.3              Joint Plan of Reorganization by and between AxisTel
                 Communications, Inc., Novo Networks Global Services, Inc., Novo
                 Networks International Services, Inc., e.Volve Technology
                 Group, Inc., Novo Networks Operating Corp., Novo Networks Metro
                 Services, Inc. (collectively, the debtors and debtors in possession), and Novo Networks, Inc. dated October 4, 2001.

99.1             Text of Press Release dated October 4, 2001.